UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

                           SIBERIAN ENERGY GROUP INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

            Nevada               333-118902           52-2207080
----------------------------     ----------            ----------
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)           File Number)       Identification No.)

        275 Madison Ave, 6th Floor, New York, NY       10016
        ----------------------------------------       -----
       (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (212) 828-3011

                                      N/A
                                      ---
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On April 28, 2005, Siberian Energy Group, Inc. (the "Registrant") entered into an Option Agreement (the "Option") with Baltic Petroleum Limited ("BP") which replaced an Option Agreement and Memorandum of Understanding that the Company had entered into with BP on January 24, 2005. Under the Option, the Registrant gave BP the right to participate with the Registrant in a joint venture company ("JV CO") for, among other things, the exploration and development of the Registrant's four licenses for exploration in the Kurgan region of Siberia (the "Existing Licenses"). If BP chooses to exercise the Option and participate with the Registrant in the Joint Venture, the Registrant will transfer 100% of the Registrant's ownership interest in OOO Zauralneftegaz ("ZNG") to the Joint Venture, and the Registrant will transfer 50% of the JV CO interest to BP for a nominal sum and the agreement by BP to provide future funding to JV CO as detailed in the Option. Pursuant to the Option, BP is currently conducting due diligence. BP has paid the Registrant $100,000 and has exercised its Option. Completion of the purchase of the share capital of JV CO is conditioned upon BP having provided a US $1,267,860 loan facility to ZNG, which loan facility has been provided by BP, as discussed below and in "Item 2.03, Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant;" BP being satisfied with any due diligence investigations that it undertakes relating to the Registrant, ZNG and JV CO and with the terms of the joint venture documents; JV CO owning 100% of ZNG; the Registrant and ZNG having executed joint venture documents; and the Registrant and BP having complied in all material respects with their respective obligations under the Option (the "Completion"). In the event that the Option terminates because any of the conditions for Completion have not been satisfied (other than by reason of a breach by BP of its obligations under the Option), the Registrant shall pay BP liquidated damages in the amount of $500,000 on October 31, 2005, and $500,000 on February 28, 2006. The Option Agreement provides that BP will consider, at its discretion and in good faith, requests by the Registrant for additional funding required by ZNG prior to the Completion. Following Completion, BP will be responsible for funding JV CO.

     On April 28, 2005, in connection with the Option, ZNG entered into a loan agreement (the "Loan Agreement") with BP. The Registrant guaranteed (the "Guarantee") the obligations of ZNG to BP under the Loan Agreement and granted BP a security interest and continuing lien (the "Security Agreement") on the Registrant's right, title and interest in and to the Registrant's 100%
participatory interest in ZNG to secure ZNG's obligations under the Loan Agreement and the Registrant's obligations under the Guarantee. The Registrant also agreed to subordinate its rights with respect to any debt obligations that ZNG currently owes, or may owe, to the Registrant and any security interest to the rights of BP with respect to ZNG's obligations under the Loan Agreement. On Completion, JV CO will assume liability for the Advances by BP making an additional loan to JV CO equal to the outstanding Advances to enable ZNG to repay BP and the Registrant will be released from the Guarantee and the Security Agreement. The Loan Agreement, Guarantee and Security Agreement are discussed in more detail below in "Item 2.03, Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant."

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     On  April  28, 2005, also in connection with the Option, ZNG entered into a license agreement (the "License Agreement") with BP. Under the License Agreement, ZNG granted BP an exclusive, royalty-free, worldwide, perpetual license to use certain two-dimensional seismic, gravimetric and other geological data owned by or to be acquired by ZNG (the "Data"). BP uses and will continue to use the Data to re-process it into amended formats (the "Results"). Pursuant to the License Agreement, BP granted ZNG a non-exclusive, royalty-free, worldwide, perpetual license to use the Results when they become available. ZNG and BP retain all right, title to, and interest in the Data and the Results, respectively. Neither ZNG nor BP has any right to grant sub-licenses without the consent in writing of the other. BP undertook to keep the Data confidential with limited disclosure only when necessary to its officers, employees, agents, consultants and sub-contractors to the extent such disclosure is required to re-process the Data into amended formats. ZNG undertook to keep the Results confidential with similar limited disclosure. In addition, ZNG agreed that while any amount of the loan facility (discussed in Item 2.03, Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is outstanding, ZNG will not disclose the Data to any third party except with the prior written consent of BP.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On  April  28, 2005, in connection with the Option Agreement (discussed in
Item  1.01,  Entry  Into  a Material Definitive Agreement), ZNG entered into the
Loan Agreement with BP. Pursuant to the Loan Agreement, BP will make available to ZNG a loan facility of US $1,267,860 (the "Commitment" or "Initial Loan"). ZNG may drawdown the Commitment by requesting advances (the "Advances") not less than ten (10) days in advance of the date on which an Advance is to be made. The Advances are to be used for the purpose of paying outstanding invoices and discharging outstanding amounts due by ZNG, paying salaries of certain employees of the Registrant and ZNG for April through July 2005, paying costs associated with obtaining additional exploration licenses in the Kurgan region, and making a deposit consistent with Russian banking and currency regulation requirements, as such purposes are specifically set forth in the Loan Agreement. The Commitment is available to ZNG until July 31, 2005. Interest accrues on the outstanding Advances at a rate of twelve percent (12%) per annum on a daily basis and is payable on October 31, 2005 ("Maturity"), along with all outstanding Advances. ZNG may repay all or any part of the outstanding Advances prior to Maturity upon ten (10) days written notice to BP; provided that, in the case of a partial repayment, ZNG must pay an amount of not less than US $50,000. For purposes of the Loan Agreement, the term "Event of Default" includes, but is not limited to, the appointment of a trustee in bankruptcy in respect of ZNG, the Registrant or any of their respective assets, an order or effective resolution for the winding up of ZNG or the Registrant, a stop payment (or the announcement of an intention to stop payment) by ZNG or the Registrant of all or any class of its debt, a cessation (or the threat of a cessation) of the respective businesses of ZNG or the Registrant, a substantial change in the nature of their respective businesses, the appointment of a receiver in respect of any property of ZNG or the Registrant, a failure to pay any amount under the Loan Agreement when the same becomes due, insolvency of either ZNG or the Registrant, a failure to comply with any of the covenants of the Loan Agreement, the application of an Advance for a purpose other than the applicable purposes specifically set forth in the Loan Agreement, the distribution of an Advance otherwise than in accordance with the Loan Agreement, the termination of the Option Agreement, the performance or compliance by the Registrant under the

Security Agreement becomes unlawful, any obligations thereunder cease to be legal, valid, binding or enforceable, the same are required by applicable law or regulation to be waived, amended, modified or abandoned, or the Security Agreement does not create the security interest it purports to create. On or at any time after the occurrence of an Event of Default, BP may cancel the loan and/or declare that all or part of the outstanding Advances, together with accrued interest and all other amounts accrued be immediately due and payable or that all or part of the outstanding Advances are payable upon demand. In an Event of Default, any amounts that become immediately due and payable or payable upon demand will generally be payable within five (5) days of notice or demand, whichever is applicable. If an event of default occurs because BP, acting reasonably, forms an opinion that any event or series of events has occurred that might have a material and adverse effect on the financial condition of ZNG or its ability to comply with its obligations under the Loan Agreement, the amounts will instead be payable within three (3) months notice or demand. In the event that ZNG is required to withhold Russian profits tax from any amount payable under the Loan Agreement by ZNG to BP, ZNG will be required to increase the payment that it is otherwise required to make to BP to such extent that the net amount received by BP after such withholding is equal to the gross amount required to be paid under the Loan Agreement. ZNG is responsible for satisfying all requirements of Russian Federation law and regulation in respect of the loan, each Advance and any matter contemplated by the Loan Agreement including, but not limited to, placing two percent (2%) of each Advance in a special deposit account to satisfy Russian banking and currency control regulations. In addition, ZNG agreed to indemnify BP for any loss or damage (including legal fees) that BP may suffer as a result of the same being in contravention of such law or regulation.

On April 28, 2005, in connection with the Loan Agreement, the Registrant guaranteed (the "Guarantee") the obligations of ZNG to BP under the Loan Agreement and granted BP a security interest and continuing lien (the "Security Agreement") on the Registrant's right, title and interest in, to the Registrant's 100% participatory interest in ZNG to secure ZNG's obligations under the Loan Agreement and its own obligations under the Guarantee. The Guarantee provides, in relevant part, that the Registrant guarantees punctual performance by ZNG of all of the obligations under the Loan Agreement, undertakes to immediately on demand pay any amount whenever ZNG does not pay such amount when due under the Loan Agreement, and indemnifies BP against any cost, loss or liability suffered by BP if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal. The Registrant waived any right it may have of first requiring BP to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Registrant under the Guarantee. In addition, until all amounts may be or become payable by ZNG under, or in connection with, the Loan Agreement have been irrevocably paid in full, the Registrant will not seek recourse from ZNG or any other guarantor of ZNG's obligations under the Loan Agreement and will not take the benefit of any rights that Registrant may have under the Loan Agreement or of any other guarantee or security taken pursuant to, or in connection with, the Loan Agreement. On Completion, JV CO will assume liability for the Advances by BP making an additional loan to JV CO equal to the outstanding Advances to enable ZNG to repay BP and the Registrant will be released from the Guarantee and the Security Agreement.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 1, 2005, the Registrant agreed to issue 30,000 shares of common stock to Timothy G. Peara, which shares have not been issued as of the date of this report, in consideration for consulting services. Also on April 1, 2005, the Registrant agreed to issue options to Mr. Peara as a bonus to purchase an aggregate of 200,000 shares of the Registrant's common stock at an exercise price of $0.15 per share. The options expire on May 1, 2006 with respect to 100,000 shares, and on May 1, 2007 with respect to the remaining 100,000 shares. Mr. Peara became a director of the Registrant on April 12, 2005, and the Registrant proposed an option plan for Mr. Peara in consideration for his services as a director. The options will be granted as follows:

     2005 - 200,000 shares at $0.30 per share;
     2006 - 200,000 shares at $0.30 per share; and 2007 - 200,000 shares at an exercise price of 110% of the average closing prices for the three months prior to each grant date.

These options are exercisable within a period of 4 years from the applicable grant date or within 3 months from termination of directorship. The Registrant claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 since the foregoing issuances will not involve a public offering, Mr. Peara will take the securities for investment and not resale and the Registrant will take appropriate measures to restrict transfer.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 12, 2005, the Registrant appointed Timothy G. Peara as a director. Mr. Peara will receive $35,000 per year and join the Registrant's option plan. According to this plan Mr. Peara will be granted the following options:

     2005 - 200,000 shares at $0.30 per share;
     2006 - 200,000 shares at $0.30 per share; and 2007 - 200,000 shares at an exercise price of 110% of the average closing prices for the three months prior to each grant date.

These options are exercisable within a period of 4 years from the applicable grant date or within 3 months from termination of directorship. Mr. Peara provided consulting services to the Registrant on strategic matters and introduced the Registrant to BP. On April 1, 2005, the Registrant agreed to issue Mr. Peara 30,000 shares, which shares have not been issued as of the date of this report, as consideration for his consulting services and the introduction. Also on April 1, 2005, the Registrant agreed to issue options to Mr. Peara as a bonus to purchase an aggregate of 200,000 shares of the Registrant's common stock at an exercise price of $0.15 per share. The options expire on May 1, 2006 with respect to 100,000 shares, and on May 1, 2007 with respect to the remaining 100,000 shares.

     Mr. Peara has not been named to any committees of the Registrant's Board of Directors, and any committees of the Registrant's Board of Directors to which Mr. Peara may be named have not been determined, as of the filing of this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

     Exhibit No.   Description
     ----------    -----------

     10.1*         Option  Agreement with Baltic Petroleum Limited dated
                   April 28, 2005
     10.2*         License  Agreement  between  OOO Zauralneftegaz and Baltic
                   Petroleum Limited  dated  April  28,  2005
     10.3*         Loan  Agreement  between  OOO  Zauralneftegaz  and  Baltic
                   Petroleum Limited  dated  April  28,  2005
     10.4*         Guarantee by Siberian Energy Group, Inc. dated April 28, 2005
     10.5*         Pledge and Security Agreement between Siberian Energy
                   Group, Inc. and Baltic Petroleum Limited dated April 28, 2005

     *  Filed herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP, INC.

By: /s/ David Zaikin
    ---------------
    David Zaikin
    Chief Executive Officer

Dated:  May 20, 2005

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